Exhibit 99.1


                          The Leader Mortgage Company
     Financial Statements as of and for the Nine Months Ended June 30, 1998


                         Report of Independent Auditors

The Board of Directors
The Leader Mortgage Company

We have audited the accompanying balance sheet of The Leader Mortgage Company, as of June 30, 1998, and the related statements of operations, changes in stockholders' equity and cash flows for the nine month period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Leader Mortgage Company at June 30, 1998, and the results of its operations and its cash flows for the nine month period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                               Ernst & Young LLP

Cleveland, Ohio
August 28, 1998

                             The Leader Mortgage Company

                                    Balance Sheet

                                    June 30, 1998

Assets
Cash .............................................................     $   4,425,808
Marketable securities ............................................           311,511
Accounts receivable ..............................................         7,430,551
Mortgage loans held for sale .....................................       116,672,048
Residential first mortgages in foreclosure, net
   of allowance of $805,600 ......................................         9,536,993
Prepaid expenses .................................................           314,943
Loans receivable, net of allowance of $4,087,124 .................         5,263,342
Furniture, equipment and leasehold improvements, net .............           905,282
Mortgage servicing rights, net of amortization of $29,739,965 ....        50,113,521
Real estate owned ................................................           614,458
Deferred income taxes ............................................           392,486
Other assets .....................................................         1,327,193
                                                                       -------------

Total assets .....................................................     $ 197,308,136
                                                                       =============

Liabilities and stockholders' equity
Warehouse lines of credit ........................................     $ 125,489,814
Accounts payable .................................................         1,560,581
Accrued liabilities ..............................................         1,988,478
Subordinated debt ................................................         2,704,670
Notes payable ....................................................        51,591,906
                                                                       -------------
Total liabilities ................................................       183,335,449

Stockholders' equity:
   Class A common stock, no par value, stated value $.841; 350,000
     shares authorized; 144,625 shares issued and outstanding ....           121,620
   Class E common stock, no par value, stated value $.841; 250,000
     shares authorized; 61,404 shares issued and outstanding .....            53,930
   Additional paid in capital ....................................         5,902,942
   Retained earnings .............................................        10,747,137
   Common stock held in treasury, 35,701 shares ..................        (2,852,942)
                                                                       -------------
Total stockholders' equity .......................................        13,972,687
                                                                       -------------

Total liabilities and stockholders' equity .......................     $ 197,308,136
                                                                       =============

See notes to financial statements.

                             The Leader Mortgage Company

                               Statement of Operations

                        Nine Month Period Ended June 30, 1998

Revenues
Mortgage servicing ............................................         $ 16,546,958
Interest income from mortgage operations (net of
   interest expense of $4,575,344) ............................            1,643,670
Loan origination ..............................................              151,012
Gain on sale of mortgages .....................................            2,590,820
Other .........................................................              486,552
                                                                        ------------
Total revenues ................................................           21,419,012

Expenses
Salaries and related costs ....................................            5,703,519
Stock compensation expense ....................................            5,515,500
Occupancy .....................................................              344,719
Amortization of servicing rights ..............................            5,015,416
Other depreciation and amortization ...........................              393,321
Interest expense on working capital ...........................            2,462,854
Loan loss provision ...........................................              582,921
Foreclosure provision .........................................              931,494
General and administrative ....................................            2,692,160
Other expenses ................................................            1,319,883
                                                                        ------------
Total expenses ................................................           24,961,787
                                                                        ------------

Loss before income taxes and extraordinary item ...............           (3,542,775)
Income tax benefit ............................................              859,251
                                                                        ------------

Net loss before extraordinary item ............................           (2,683,524)
Extraordinary item, net of tax benefit of $51,000 .............             (601,500)
                                                                        ------------

Net loss ......................................................         $ (3,285,024)
                                                                        ============

See notes to financial statements.

                                                     The Leader Mortgage Company

                                            Statement of Changes in Stockholders' Equity


                                                                                                      Common
                                                                     Additional                        Stock
                                   Preferred         Common           Paid in         Retained         Held in
                                     Stock            Stock           Capital         Earnings        Treasury           Total
                                  -----------      -----------      -----------      -----------     -----------      -----------
Balance, October 1, 1997 ....     $    90,000      $   175,550      $   412,335      $14,037,332     $(2,601,641)     $12,113,576
Net loss ....................                                                         (3,285,024)                      (3,285,024)
Stock options ...............                                         5,515,500                                         5,515,500
Dividends ...................                                                             (5,171)                          (5,171)
Purchase 2,722 shares of ....                                                                           (251,301)        (251,301)
   treasury stock
Redemption of preferred stock         (90,000)                          (24,893)                                         (114,893)
                                  -----------      -----------      -----------      -----------     -----------      -----------

Balance, June 30, 1998 ......     $         0      $   175,550      $ 5,902,942      $10,747,137     $(2,852,942)     $13,972,687
                                  ===========      ===========      ===========      ===========     ===========      ===========


See notes to financial statements.

                           The Leader Mortgage Company

                             Statement of Cash Flows

                      Nine Month Period Ended June 30, 1998


Operating activities
Net loss ...................................................       $ (3,285,024)
Adjustments to reconcile net loss to net cash provided by
   operating activities:
     Amortization of servicing rights ......................          5,015,416
     Net decrease in mortgage loans held for sale ..........          2,445,030
     Depreciation and amortization .........................            393,321
     Unrealized gain on marketable securities ..............            (54,325)
     Stock compensation expense ............................          5,515,500
     Deferred income taxes .................................           (643,890)
     Changes in operating assets and liabilities:
       Receivables .........................................         (3,216,162)
       Other assets ........................................          1,461,750
       Restricted cash .....................................            862,050
       Accounts payable and accrued liabilities ............         (1,430,139)
                                                                   ------------
Net cash provided by operating activities ..................          7,063,527

Investing activities
Net increase in loans receivable ...........................         (6,515,501)
Net increase in real estate owned ..........................           (286,073)
Payments for servicing rights ..............................        (15,135,958)
Purchase of furniture, equipment and
   leasehold improvements, net .............................           (374,094)
                                                                   ------------
Net cash used for investing activities .....................        (22,311,626)

Financing activities
Net advances on subordinated debt ..........................          1,842,671
Dividends paid .............................................             (5,171)
Net advances on notes payable ..............................          8,592,356
Net advances on lines of credit ............................          7,621,521
Acquisition of treasury stock ..............................           (251,301)
Redemption of preferred stock ..............................           (114,893)
                                                                   ------------
Net cash provided by financing activities ..................         17,685,183
                                                                   ------------
Net increase in cash balances ..............................          2,437,084

Cash at beginning of period ................................          1,988,724
                                                                   ------------

Cash at end of period ......................................       $  4,425,808
                                                                   ============
Cash paid for
Income taxes ...............................................       $  2,713,717
                                                                   ============
Interest ...................................................       $  6,950,167
                                                                   ============

See notes to financial statements

                           The Leader Mortgage Company

                          Notes to Financial Statements

                                  June 30, 1998


A.     Summary of Significant Accounting Policies and Additional Information

Organization

The Leader Mortgage Company (the Company), an Ohio Corporation, primarily operates in the continental United States and is engaged in the mortgage banking business, which includes the origination, purchase, packaging and sale of mortgage loans to permanent investors; the servicing of these and other mortgage loans; and the providing of other related services for investors and customers.

Revenue Recognition

Mortgage loans held for sale are committed for sale to secondary market investors under firm agreements at or prior to closing date of the individual loan. Loan sales and the related gains or losses are recorded at the settlement date. Loan administration fees earned for servicing loans for investors are generally calculated based on the outstanding principal balances of the loans serviced and are recorded as revenue when received. Sales of servicing rights are recorded when all risks and rewards of ownership have transferred and no significant unresolved contingencies exist. Loan origination fees are deferred as a component of the loan balance. Since mortgage loans originated or acquired are generally sold within 60 days, any related fees are not amortized during that period, but are effectively recognized when the loan is ultimately sold.

Mortgage loans held for sale are reported at the lower of cost or estimated market as determined on an aggregate basis, including consideration of all open designated delivery commitment positions. The Company separately evaluates the estimated fair value of its commitments to lend, including consideration of all designated open delivery commitment positions, for impairment. If impairment exists, the Company records a charge to earnings in the current period. The Company generally sells whole loans and mortgage-backed securities with servicing retained. Gains or losses on such sales are generally recognized at the time of settlement based upon the difference between the sales proceeds and the allocated basis of loans sold, adjusted for loan fees, mortgage servicing rights, retained interests and the cost of issuing securities.

Mortgage Servicing Rights, Net

The Company purchases and originates mortgage loans for sale to the secondary market, and sells the loans on either a servicing retained or servicing released basis. The total cost of mortgage loans purchased or originated with the intent to sell is allocated between the loan servicing right and the mortgage loan without servicing, based on their relative fair values. The capitalized cost of loan servicing rights is amortized in proportion to, and over the period of, estimated net future servicing revenue. The expected lives of the estimated net servicing income are based, in part, on the expected prepayment rate of the underlying mortgages.

                           The Leader Mortgage Company

A.     Summary   of    Significant   Accounting    Policies    and    Additional
       Information--Continued

Mortgage servicing rights are periodically evaluated for impairment. For purposes of measuring impairment, mortgage servicing rights are stratified based on predominant risk characteristics of the underlying serviced loans. These risk characteristics include loan type (fixed or adjustable rate) and interest rate. Impairment represents the excess of cost of an individual mortgage servicing rights stratum over its fair value, and is recognized through a valuation allowance.

Fair values for individual stratum are based on the present value of estimated future cash flows using a discount rate (11%) commensurate with the risks involved. Estimates of fair value include assumptions about prepayment (154%
PSA), default and interest rates, and other factors which are subject to change over time. Changes in these underlying assumptions could cause the fair value of mortgage servicing rights, and the related valuation allowance, to change significantly in the future.

Mortgage Loans in Foreclosure and Other Real Estate

Mortgage loans in foreclosure and other real estate are carried at fair market value, less estimated costs to sell.

Loans Receivable

Loans receivable are reported at the principal amount outstanding net of an allowance for loan losses. The allowance for loan losses is that amount believed adequate to absorb estimated credit losses based on an analysis of individual credits, prior and current loss experience, and current and anticipated economic conditions. A provision for loan losses is charged to operations based on management's periodic evaluation.

Income Taxes

Deferred  tax  assets  and   liabilities  are  recognized  for  the  future  tax
consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. To the extent current available evidence raises doubt about the future realization of a deferred tax asset, a valuation allowance is established. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enacted date.

Furniture, Equipment, and Leasehold Improvements

Furniture, equipment, and leasehold improvements are carried at cost less accumulated depreciation. Depreciation of furniture and equipment is computed using the straight-line method over the estimated useful lives of the assets.

                           The Leader Mortgage Company

A.     Summary   of    Significant   Accounting    Policies    and    Additional
       Information--Continued


Leasehold improvements are amortized using the straight-line method over the estimated useful life of the improvement or the lease term, whichever is shorter.

Deferred Finance Fees

Deferred finance fees and expenses on the Company's debt are stated at cost and are being amortized over the life of the related debt.

Marketable Securities

The Company's marketable securities are defined as trading securities under the provisions of Statements of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities (SFAS 115). Accordingly, unrealized holding gains or losses on the securities are reflected in current earnings.

Cash and Cash Equivalents

For purposes of cash flow, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Impact of Interest Rate Fluctuations

Interest rate fluctuations generally have a direct impact on a mortgage banking institution's financial performance. Significant increases in interest rates may make it more difficult for potential borrowers to purchase residential property and to qualify for mortgage loans. As a result, the volume and related income from loan originations may be reduced. This may be mitigated by the increase in first-time home buyer bond programs which generally offer mortgage rates at one percent or more below prevailing market rates. In addition, the Company is not required to assume interest rate risk on loans acquired from state-sponsored first time home buyer programs. Significant increases in interest rates will also generally increase the value of the Company's servicing portfolio as a result of slower anticipated prepayment activity. Significant decreases in interest rates may enable more potential borrowers to qualify for a mortgage loan, resulting in higher income related to the loan originations. In addition, significant decreases in interest rates may result in higher than anticipated loan prepayment activity and, therefore, reduce the value of the loan servicing portfolio. This may also be mitigated by the below market-rate loans in the servicing portfolio previously originated under the first-time home buyer bond program.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                           The Leader Mortgage Company

A.     Summary   of    Significant   Accounting    Policies    and    Additional
       Information--Continued

Recent Account Pronouncements

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income. This statement establishes new rules for the reporting and display of comprehensive income and its components. The new rules require that all items that are recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The statement does not specify a format for the financial statement that portrays the components of comprehensive income but requires that a company display an amount representing total comprehensive income for the periods reported in that financial statement. Application of the statement will not impact amounts previously reported for net income or affect the comparability of previously issued financial statements. The Statement is effective for fiscal years beginning after December 15, 1997.

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and for Hedging Activities. The Statement provides a comprehensive and consistent standard for the recognition and measurement of derivatives and hedging activities. The statement requires all derivatives to be recorded on the balance sheet at fair value and establishes "special accounting" for the following three different types of hedges: hedges of changes in the fair value of assets, liabilities or firm commitments (referred to as fair value hedges); hedges of the variable cash flows of forecasted transactions (cash flow hedges); and hedges of foreign currency exposures of net investments in foreign operations. Changes in the fair value of derivatives that do not meet the criteria of one of these three categories of hedges are included in earnings in the period of the change. The Company is evaluating the impact of the Statement on its financial position and results of operations. Statement 133 is effective for years beginning after June 15, 1999.


B.     Servicing of Mortgage Loans and Mortgage Servicing Rights

Servicing of Mortgage Loans

The Company originates, purchases and sells to investors, without recourse, loans secured by mortgages, principally on single family residential property. The Company generally retains the servicing of certain loans sold to investors and collects the monthly principal and interest payments and performs certain escrow service generally related to insurance and real estate tax payments. The Company's aggregate net servicing portfolio, including loans serviced for related parties, was $4,681,355,757 at June 30, 1998, representing 81,062 mortgages. Included in the Company's servicing portfolio is 7,477 single-family mortgage loans being serviced under subservicing agreements at June 30, 1998. The outstanding principal balance of these subserviced loans is $406,228,541.

The Company maintains escrow funds comprised primarily of funds to be transferred to third party investors as well as funds to pay real estate taxes and insurance of borrowers aggregating approximately $73 million at June 30, 1998. These funds are segregated in noninterest-bearing deposit accounts and are not included as assets and liabilities of the Company.

                           The Leader Mortgage Company

B.     Servicing of Mortgage Loans and Mortgage Servicing Rights--Continued

A summary of mortgage servicing rights for the nine month period ended June 30, 1998 is as follows:

Mortgage servicing rights:
   Balance--October 1 .................................              $39,992,979
   Additions ..........................................               15,135,958
   Amortization .......................................                5,015,416
                                                                     -----------

   Balance--June 30 ...................................              $50,113,521
                                                                     ===========

Accumulated amortization at June 30, 1998 was $29,739,965.

At June 30, 1998, the estimated fair market value of the servicing portfolio was $72.3 million, as determined using a mortgage servicing valuation model.


C.     Mortgage Loans Held for Sale

Mortgage loans held for sale include the following at June 30, 1998:

Residential mortgage loans:
   Principal balance:
     FHA/VA insured ..................................              $ 85,148,679
     Conventional ....................................                30,242,558
                                                                    ------------
                                                                     115,391,237
Origination premiums .................................                 1,280,811
                                                                    ------------

                                                                    $116,672,048
                                                                    ============

D.     Accounts Receivable

Receivables at June 30, 1998 include the following:

Advances on behalf of mortgagors .............................        $2,645,779
Accrued interest .............................................         1,288,795
Federal income tax refund ....................................         2,262,065
Other ........................................................         1,233,912
                                                                      ----------

                                                                      $7,430,551
                                                                      ==========

                           The Leader Mortgage Company

E.     Property and Equipment

Property, equipment and leashold improvements at June 30, 1998 include the following major classifications:

Leasehold improvements ...............................              $   186,426
Furniture and fixtures ...............................                1,019,848
Computer equipment ...................................                2,189,467
Automobiles ..........................................                   81,527
                                                                    -----------
Total ................................................                3,477,268

Accumulated depreciation .............................               (2,571,986)
                                                                    -----------

Total ................................................              $   905,282
                                                                    ===========

Depreciation expense for the nine months ended June 30, 1998 was $294,562.

F.     Related Party Transactions

The Company leases office space from a partnership whose controlling partners are officers of the Company. The five year lease agreement provides for annual base rents of $436,000 plus additional rents based on increases in operating expenses and taxes. There we no outstanding amounts due under the lease agreement as of June 30, 1998.

G.     Income Taxes

The Company accounts for income taxes under FASB Statement No. 109, Accounting for Income Taxes (FASB 109). Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The components of the income tax benefit for the period ended June 30, 1998 are as follows:

Current ...........................................                   $(215,361)
Deferred ..........................................                    (643,890)
                                                                      ---------

Total .............................................                   $(859,251)
                                                                      =========

                           The Leader Mortgage Company

G.     Income Taxes--Continued

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred income taxes as of June 30, 1998 are as follows:

Deferred tax assets:
   Loan loss reserves .................................             $ 1,389,622
   Foreclosure reserve ................................                 273,904
   Other ..............................................                 146,026
                                                                    -----------
Total deferred tax assets .............................               1,809,552

Deferred tax liabilities:
   Mortgage servicing rights ..........................              (1,224,227)
   Mark to market .....................................                (100,448)
   Depreciation .......................................                 (92,391)
                                                                    -----------
Total deferred tax liabilities ........................              (1,417,066)
                                                                    -----------

Total net deferred taxes ..............................             $   392,486
                                                                    ===========

G.     Income Taxes--Continued

The  effective  tax  rate  differs  from  the  statutory   rate   applicable  to
corporations as a result of permanent differences between accounting and taxable income as shown below for the nine month period ended June 30, 1998:

Tax (benefit) at statutory rate ...........................             (34.00)%
Officer life insurance ....................................               2.99
Other .....................................................               6.76
                                                                         -----

Effective tax (benefit) rate ..............................             (24.25)%
                                                                         =====

Cash paid for income taxes was $2,713,717 for the nine month period ended June 30, 1998.

H.     Employee Benefit Plans

The Company's Savings and Investment Plan and Trust (401(k) plan) offers all employees, who meet certain age and eligibility requirements, a program of regular savings and investment funded by their own contributions and discretionary matching contributions of the Company. The amount charged to expense for the nine month period ended June 30, 1998 was $198,029.

                           The Leader Mortgage Company

H.     Employee Benefit Plans--Continued

The Company maintains an Employee Stock Ownership Plan and Trust in which eligible employees accumulated capital ownership in the Company. The Company has received a determination letter from the Internal Revenue Service that the plan is frozen as of October 1, 1995, and no future contributions are being made. There were no Company cash contributions to the Plan for the nine month period ended June 30, 1998.

Since its inception the Trust has, from time to time, acquired shares of Class E, no par value, common stock of the Company. For the period ended June 30, 1998, no dividends were paid on the Class E common stock. See subsequent event footnote.

The Company granted stock options during the fiscal year ended September 30, 1995 to certain key employees of the Company. The options are for the purchase of 35,000 shares of Class A stock at $1.00 per share. The stock option agreements provide, among other items, for exercise only in the event of a substantial ownership change in the Company as defined in the agreements. See Subsequent Event footnote.

I.     Borrowings

Warehouse lines of credit at June 30, 1998 consisted of the following:

Notes due to  banks  maturing  at  various  dates  through  May,  1999,  secured principally by mortgage loans held for sale:
     Bond program and conventional .............................    $120,411,663
     Foreclosure ...............................................       5,078,151
                                                                    ------------

Total ..........................................................    $125,489,814
                                                                    ============

Short-term notes due to banks provide for maximum borrowings of $232,000,000 secured principally by mortgage loans held for sale have variable interest rates which ranged from .80% to 7.7% for the nine month period ended June 30, 1998. The Company has a compensating balance arrangement with lenders to reduce interest on certain borrowings by the amount of the deposit balance maintained at the bank (approximately $73 million at June 30, 1998). Certain loan agreements contain financial covenants, including net worth requirements and restriction on dividends that limits the amount available for dividends to $3,766,225 at June 30, 1998. Commitment fees of up to 12.5 basis points are paid on unutilized balances.

                           The Leader Mortgage Company

I.     Borrowings--Continued

Notes payable--other at June 30, 1998 consisted of the following:

                                                          Short             Long
                                                           Term             Term           Total
                                                        -----------     -----------     -----------
Credit/term loan agreement due various banks under
   a co-agent agreement ...........................     $ 6,101,691     $36,642,363     $42,744,054
Note, secured by a multifamily mortgage, due a bank                       4,279,000       4,279,000
Note, secured by receivables, due a bank having a
   maturity date of October 1, 2003 ...............         480,000       2,500,000       2,980,000
Note, secured by pledged mortgage servicing rights
   on GNMA pools due a bank .......................         370,320       1,018,532       1,388,852
Unsecured note due October 31, 1998, to a related
   party with interest computed at 15% per annum ..                         200,000         200,000
                                                        -----------     -----------     -----------

Total notes payable ...............................     $ 7,152,011     $44,439,895     $51,591,906
                                                        ===========     ===========     ===========

Note, secured by pledged mortgage servicing rights.                     $ 2,000,000     $ 2,000,000

Credit agreement due a corporation, secured by
   beneficial interest in specified mortgage
   servicing rights on GNMA pools .................         704,671                         704,671
                                                        -----------     -----------     -----------

Total subordinated debt ...........................     $ 2,704,671     $         0     $ 2,704,671
                                                        ===========     ===========     ===========

The Company has entered into a Credit/Term Loan Agreement with several lending institutions to provide for revolving loans and term credit for a maximum amount as amended of $51,744,051. Amendments to this credit agreement were made during 1998 to provide for increases in the revolving loans and term credit facility. Loans outstanding under this agreement totaled $42,744,054 at June 30, 1998. The agreement provides for tranches which have a one year revolver and a five year amortization period. There are currently two tranches in the facility. Repayment dates for these tranches commenced October 20, 1995 and continue through July 1, 2003. New tranches can be added provided the total outstanding balance does not exceed 70% of the value of the Company's eligible mortgage servicing rights as valued by a third party appraiser acceptable to the several lending institutions. The Company obtains independent valuations of mortgage servicing on a semi-annual basis. The Company pledges current and future mortgage servicing rights as collateral for the facility.

                           The Leader Mortgage Company

I.     Borrowings--Continued

In June 1997, the Company borrowed $4,279,000 from a lending institution, collateralized with a multifamily mortgage loan. Loan payments are based on a 20 year amortization schedule with interest only payable for the first 24 months and a balloon payment due on July 31, 2002.

In December 1996, the Company entered into a loan agreement with a lending institution to provide for a maximum amount based on 65% of the market value of the pledged mortgage servicing rights of certain GNMA pools for which the current outstanding balance is $1,388,852. Repayment is to be made in quarterly installments of $92,580 from April 1, 1997 to January 1, 2002 when the balance, if any, shall become due.

Maturities of long-term debt at June 30:


                    1999                          $  7,152,011
                    2000                             9,982,038
                    2001                             9,999,868
                    2002                             9,907,440
                    Thereafter                      14,550,549
                                                  ------------

                    Total                         $ 51,591,906
                                                  ============

In June 1998, the Company entered into a credit agreement which allowed the Company to borrow up to $3,000,000 until September 1998 at a fixed rate of 7.75% per annum. Obligations under this agreement are subordinated to the Credit/Term Loan Agreement.

In December 1996, the Company entered into a credit agreement which provided for an advance of $1,000,000 in exchange for a beneficial interest in specified mortgage servicing rights on GNMA pools. As a result of the change of control discussed in subsequent event footnote, the counterparty has exercised its option under the agreement to cause the sale of its beneficial interest and repayment of the remaining advance in September 1998. Obligations under this agreement are subordinated to the Credit/Term Loan Agreement. Included in interest expense on working capital is a charge of approximately $236,000 relating to the acceleration.

Interest rates pertaining to this footnote, unless specifically identified, are variable and ranged from 1.75% to 9.88% for the nine month period ending June 30, 1998. The Company has arrangements with lenders to reduce interest on certain borrowings based on deposits maintained at the banks. Total interest was approximately $7,038,000 for the nine month period ended June 30, 1998. Certain loan agreements contain financial covenants, including net worth requirements.

                           The Leader Mortgage Company

J.     Off-Balance Sheet Financial Instruments

The Company is a party to off-balance sheet financial agreements in the normal course of business to meet the financing needs of its customers and to reduce exposure of its mortgage loan inventory and committed pipeline to interest rate fluctuations. These financial agreements include commitments to extend credit and forward sales of whole loans.

These agreements involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheet. The contract amounts reflect the extent of involvement the Company has in particular classes of financial instruments. All gains or losses realized from these transactions are recorded at the time of settlement. All changes in market value prior to settlement are considered when establishing the mortgage valuation allowance.

A summary of gross contract amounts for off-balance sheet financial instruments (excluding first time home buyer bond program) is as follows:

Commitments:
   To fund residential loans                   $  7.1 million
   To sell whole loans                         $  6.2 million

Commitments to make residential loans should be disbursed within 60 days.

K.     Fair Values of Financial Instruments

The Company has various financial instruments that require disclosure as to fair value under generally accepted accounting principles. The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The carrying amount of cash, cash held in escrows, marketable securities, accounts receivable, accounts payable, loans receivable, accrued expenses, notes payable, and subordinated debt are reasonable estimates of their fair market value.

The carrying amount of loans held for sale is a reasonable approximation of fair market value due to the short time frame (generally 60 days or less) until these loans are sold and, as discussed in Note A, due to the interest rate risk protection provided by loans originated under the first-time home buyer bond programs.

The fair value estimate presented herein are based on pertinent information available to management as of June 30, 1998. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date, and current estimates of fair value may differ significantly from the amounts presented above.

                           The Leader Mortgage Company

L.     Freddie Mac Indemnification Agreement

In 1991 due to irregularities identified in multi-family residential real estate mortgages sold by the Company to the Federal Home Loan Mortgage Corporation ("Freddie Mac") during the period 1987 through 1989, the Company and Freddie Mac entered into an agreement referenced to as the Freddie Mac Indemnification Agreement (the "Agreement") whereby the Company has indemnified Freddie Mac for certain losses on these mortgages. The Agreement provided, among other things, that the Company place in escrow cash deposits not to exceed $7,500,000. This amount would be reduced to the extent of any payments received from third parties.

In February 1998, the Company and Freddie Mac approved the Settlement Agreement and Release (the "Settlement"). The Settlement provides that Freddie Mac will retain $1,000,000 to continue to be held in escrow and accrue interest and that the Company will continue to indemnify Freddie Mac for one specified loan. The Company's indemnification obligation is limited to the balance of the escrow account.

The total escrow balance included in Other Assets at Freddie Mac on June 30, 1998 is $1,018,886. In the event that no default or acceleration occurs prior to February 11, 2001, the balance of the escrow account will be returned to the Company.

M.     Subsequent Event

On  April  10,  1998,  the  Company  entered  into  an  Agreement  and  Plan  of
Reorganization (the "Agreement") with First Defiance Financial Corp. ("FDFC") whereby the Company would acquire all of the issued and outstanding Preferred Shares, $100 par value for $114,894 and FDFC would acquire all of the outstanding  Class A and Class E stock of the  Company for  $32,935,106  plus an additional $2,000,000, payable upon satisfactory resolution of certain contingencies within two years of the effective date. Shareholders of the Company approved the Agreement at a special meeting on June 15, 1998, and the acquisition was completed on July 1, 1998, the effective date.

As a result of the above transaction, the stock options described in Footnote H became exercisable at $1 per share and the Company recorded a charge to compensation expense for approximately $5.5 million in June 1998.

In addition, the Company incurred approximately $601,500, net of tax benefit, in costs associated with the transaction. Such costs have been recognized as an extraordinary item in the statement of operations.

N.     Impact of Year 2000 (Unaudited)

The Company is currently completing an assessment of it's computer systems to determine the impact that the year 2000 will have on its operating systems. The assessment is estimated to be completed no later than December 31, 1998, which is prior to any anticipated impact on the operating systems. The total year 2000 cost is not expected to be significant.

The Company has initiated formal communications with all of its significant suppliers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 issues. There is no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems.